UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
September 10, 2020

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	PLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2020 Inducement Equity Incentive Plan

On September 10, 2020, the Leadership Development and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Plantronics, Inc. (“Poly” or the “Company”) adopted the 2020 Inducement Equity Incentive Plan (the “Plan”) and related forms of agreement under the Plan. Pursuant to the Plan, the Company may grant equity incentive compensation as a material inducement for certain individuals to commence employment with Poly within the meaning of Rule 303A.08 of the Listed Company Manual of the New York Stock Exchange (“NYSE”). Awards granted under the Plan may be in the form of stock options, restricted stock awards, restricted stock units, or any combination of those awards. The only individuals eligible to receive grants of awards under the Plan are individuals who satisfy the standards for “inducement awards” under Rule 303A.08 of the NYSE Listed Company Manual.

A total of 1,000,000 shares are reserved for grant under the Plan, subject to adjustment as provided in the Plan. Shares issued under the Plan may include authorized but unissued shares or reacquired common stock. The Plan shall be administered by the Committee. The Plan will continue in effect until it is terminated by the Board.

The Plan is not intended to be treated as an “equity-compensation plan” within the meaning of Rule 303A.08 of the NYSE Listed Company Manual, and, as such, stockholder approval is not required for the Plan. The Plan and forms of agreement under the Plan generally have terms and conditions consistent with those set forth in the Poly 2003 Stock Plan.

The foregoing is only a brief description of the above-specified compensation arrangements and is qualified in its entirety by reference to the Plan and the forms of agreement under the Plan which are incorporated by reference to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Plantronics, Inc. 2020 Inducement Equity Incentive Plan and forms of agreement thereunder (incorporated by reference to Exhibit 10.1 of the registration statement on Form S-8 filed September 14, 2020)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 14, 2020	PLANTRONICS, INC.

		By:	/s/ Charles D. Boynton
		Name:	Charles D. Boynton
		Title:	Executive Vice President and Chief Financial Officer